June  22,  1999

(INFOTOUCH  LOGO)

Mr.  Joseph  Naughton
Chairperson
Jones  Naughton
5681  Beach  Blvd.  Suite  101
Buena  Park,  CA  90621

Re:  Confirmation  of  Initial  Order  and Stategic Alliance with Jones Naughton

Dear  Sir,

The following has been sent to you pursuant to our discussions of a strategic vendor/client relationship between Info Touch Technologies and Jones Naughton respectively.

Info Touch is pleased to enter into a sales agreement with Jones Naughton for the sale of 50 Surfnet Internet terminals. This purchase will be taking place during the subsequent 45 days.

It is the intention of both parties to enter into a formal strategic alliance and supply agreement whereby the provisioning of kiosks would be determined on a monthly basis.

Respectfully,

/s/  Hamed  Shahbazi
Hamed  Shahbazi
CEO

Info  Touch  Technologies  Corp.

(INFOTOUCH  LOGO)

     Sales  Quote

Date:  Wednesday,  May  19,  1999

To:
Joseph  Naughton
Chairman
Jones  Naughton  Entertainment,  Inc

Dear  Joseph,

As per the request of Mr. Hamed Shahbazi, here are the prices for the Surfnet models you requested followed by the volume discounts:

All  prices  are  in  USD

Item  No.          Description               QTY               Unit  Price

ITT-TKK-NSTA     Turnkey  Netflyer  Kiosk     1               $4,495.50
Specifications:

     Housing
ITT-ENC-NSTA     -Constructed  of  MDF  board  and  high  pressure  laminates
     CPU  System
ITT-SYS-CPU     -Intel  Celeron  333  MMX  w/64  MB  SDRAM
     3.5  GB  Removable  HD.  4  MB  Video  Card,  16  Bit  Sound  Card.
56K  V90  modem,  36  CD  ROM,  1.44  MB  Floppy  Drive
ITT-VIS-CR17     -17"  Monitor  Built  by  Scepter
     Accessories:
ITT-ACC-CCS     -Credit  Card  Reader  (swipe)
ITT-ACC-PBR     -Powerbar  (Surge  Protector)
ITT-ACC-CSKB     -Compact  Keyboard
ITT-ACC-GPM     -Cirque  Glidepoint  Touchpad  Mouse
ITT-ACC-CCAM     -USB  Full  motion  color  camera
ITT-ACC-HST     -Armored  telephone  Handset
ITT-ACC-USBM     -US  bill  acceptor  (1,5,10,20)  accepts  new  and  old  bills
ITT-ACC-RBT     -Reboot  Switch  Card
     Software:
ITT-SOFT-W98     -Windows  98
ITT-SUR-CORE     -Surfnet  complete  software  package including the Co-branding customization  and  full  motion  video  e-mail.
ITT-SUR-RMT     -Remote  software  package
     Crate:
ITT-ACC-CRA     -Full  wooden  Shipping  Crate  and  packing  supplies

Item  No.          Description               QTY               Unit  Price

ITT-TKK-ELNT     Turnkey  Elantra  Net          1               $4,495.00
Specifications:
     Housing
ITT-ENC-NSTA     -Constructed  of  durable  ABS  plastic,  MDF  board,  and high pressure  laminates
     CPU  System
ITT-SYS-CPU     -Intel  Celeron  333  MMX  w/64  MB  SDRAM
     3.5  GB  Removable  HD.  4  MB  Video  Card,  16  Bit  Sound  Card.
56K  V90  modem,  36  CD  ROM,  1.44  MB  Floppy  Drive
ITT-VIS-CR17     -17"  Monitor  Built  by  Scepter
     Accessories:
ITT-ACC-CCS     -Credit  Card  Reader  (swipe)
ITT-ACC-PBR     -Powerbar  (Surge  Protector)

ITT-ACC-CSKB     -Compact  Keyboard
ITT-ACC-GPM     -Cirque  Glidepoint  Touchpad  Mouse
ITT-ACC-CCAM     -USB  Full  motion  color  camera
ITT-ACC-HST     -Armored  telephone  Handset
ITT-ACC-USBM     -US  bill  acceptor  (1,5,10,20)  accepts  new  and  old  bills
ITT-ACC-RBT     -Reboot  Switch  Card
     Software:
ITT-SOFT-W98     -Windows  98
ITT-SUR-CORE     -Surfnet  complete  software  package including the Co-branding customization  and  full  motion  video  e-mail.
ITT-SUR-RMT     -Remote  software  package
     Crate:
ITT-ACC-CRA     -Full  wooden  Shipping  Crate  and  packing  supplies

Item  No.          Description               QTY               Unit  Price

ITT-TKK-MNET     Turnkey  Micronet  FXII     1               $4,695.00

Specifications:

     Housing
ITT-ENC-NSTA    -Constructed  of  MDF  Board  and  High  Pressure  laminates.
                 CPU  System
ITT-SYS-CPU     -Intel Celeron 400 MMX w/64 MB SDRAM 4.3 GB HD, 4 MB Video Card,
16  Bit  Sound  card,  56K  Modem  V.90,  36X+CD  ROM,  1.44  MB  Floppy  Drive
ITT-VIS-LC12     -12.1"  Flat  panel  active  matrix  display
 Accessories:
ITT-ACC-CCS     -Credit  Card  Reader  (swipe)
ITT-ACC-PBR     -Powerbar  (Surge  Protector)
ITT-ACC-CSKB     -Compact  Keyboard
ITT-ACC-GPM     -Cirque  Glidepoint  Touchpad  Mouse
ITT-ACC-CCAM     -USB  Full  motion  color  camera
ITT-ACC-HST     -Armored  telephone  Handset
ITT-ACC-USBM     -US  bill  acceptor  (1,5,10,20)  accepts  new  and  old  bills
ITT-ACC-RBT     -Reboot  Switch  Card
     Software:
ITT-SOFT-W98     -Windows  98
ITT-SUR-CORE     -Surfnet  complete  software  package including the Co-branding customization  and  full  motion  video  e-mail.
ITT-SUR-RMT     -Remote  software  package
     Crate:
ITT-ACC-CRA     -Full  wooden  Shipping  Crate  and  packing  supplies

Volume  Discounts:

As expressed by Mr. Shahbazi, Jones Naughton Entertainment, Inc would like the volume price to reflect the number of units ordered on monthly basis. The two options were ordering in lots of 20 units/month or 40 units/month:

Surfnet  Model               Unit  Price  (orders  of               Unit  Price
                            (orders  of 20/month)                     40/month)

Net  Flyer                    $3195.00                    $3095.00
Elantra  Net                  $3195.00                    $3095.00
Micronet  FX  II              $3395.00                    $3295.00

Payment  Terms.

Payment terms are 50% upon order and 50% upon completion. All units are F.O.B. manufacturing facility in Burnaby, BC.

Please note that Info Touch offers remote monitoring services, On-site services and shipping and handling services to facilitate the management of your terminals.

If  you  have  any  questions  or  comments about this quote, please contact me.

Thank  you  for  your  considerations,


/s/  Joseph  Nakhla
Joseph  Nakhla
Corporate  Sales  Manager
Infotouch  Technologies